UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23111

Miller/Howard Funds Trust
(Exact name of registrant as specified in charter)

10 Dixon Avenue
Woodstock, NY 12498
(Address of principal executive offices) (Zip code)

Catherine Johnston
Miller/Howard Investments, Inc.

10 Dixon Avenue
Woodstock, NY 12498
(Name and address of agent for service)

(845) 679-9166

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

Miller/Howard FUNDS TRUST

Semi-Annual Report
April 30, 2019

* Please see first page of the report for important information regarding future delivery of shareholder reports.

Advised by MHI Funds, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-844-MHFUNDS or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-844-MHFUNDS to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Table of Contents

1	Income-Equity Fund Shareholder Letter
8	Drill Bit to Burner Tip® Fund Shareholder Letter
14	Expense Example
16	Income-Equity Fund Allocation of Portfolio Investments
17	Income-Equity Fund Schedule of Investments
20	Drill Bit to Burner Tip® Fund Allocation of Portfolio Investments
21	Drill Bit to Burner Tip® Fund Schedule of Investments
23	Statements of Assets and Liabilities
24	Statements of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
42	Additional Information
44	Privacy Policy

April 30, 2019 | Semi-Annual Report

Dear Shareholders,

Thank you for investing in the Miller/Howard Income-Equity Fund (the “Fund”). Our goal for this Fund is to provide our Shareholders with a competitive level of income coupled with the potential for capital appreciation. We apply rigorous fundamental financial analysis to stock selection, looking for candidates that we believe exhibit strong dividend prospects and have the potential to raise those dividends in the future. All investments in the Fund are also screened by the Adviser for adherence to various environmental, social, and governance (ESG) criteria.

Market Summary1

During the Fund’s fiscal semi-annual period—November 1, 2018 through April 30, 2019—the broad equity market rose. The S&P 500 Index gained 9.8% and the Russell 1000 Index gained 10.0%, but it was a bumpy ride. Markets sharply corrected in December 2018 but rebounded in the first quarter of 2019, driven both by the FAANG stocks and a “junk rally” in some deep value stocks. The Russell 1000 Growth Index ended the period ahead, with an increase of 12.1%, while the Russell 1000 Value Index returned +7.9%. Performance of dividend stocks was mixed. The NASDAQ US Broad Dividend Achievers Index, composed of stocks with long-term historic dividend growth, outperformed the broad market indices—the S&P 500 Index and Russell 1000 Index—with a gain of 10.3%. The Dow Jones US Select Dividend Index, composed of stocks with high dividend yields, lagged the broad market indices with total returns of 7.5%.

Since the Federal Reserve started raising interest rates on December 15, 2015 until April 30, 2019, the 10-year Treasury bond’s yield rose about 23 bps (to 2.50% from 2.27%), while the 2-year yield has risen about 131 bps (to 2.27% from 0.96%). However, late in the first quarter of 2019, the Fed pivoted—rather abruptly in our view—on their plan to continue raising rates. It cited a balanced economic picture: unemployment below 4%, moderate 2% inflation, and a slowdown in some measures of household spending and business fixed-asset investment. The interest rate on the 10-year Treasury bond swooned on the Fed’s announcement, actually dropping below the short-term rate.

This “inverted yield curve” is thought by many to be the precursor of a recession, but we are skeptical. For one, the yield curve was relatively flat during much of the 1990s with an inversion at one point, but it was a great decade for many equity investors. Now we see conditions seemingly softening outside the US, and we could be watching a classic flight to safety by

[1]	Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

1	Semi-Annual Report | April 30, 2019

foreign investors. The spread between yields on the 10-year Treasury bond and high-yield corporate debt are notably normal, and usually this spread widens going into a recession as bond investors demand higher rates for taking on credit risk in a downturn. We also note that delinquency rates on US bank loans have continued to improve. Further, the Fed engaged in massive bond buying post-crisis and, more recently, began unwinding its positions. The unprecedented scope of the Fed’s intervention into the bond market is an unusual situation.

Portfolio Performance

During the Fund’s fiscal semi-annual period from November 1, 2018 to April 30, 2019, the Fund’s Class I shares returned +6.8% on net asset value per share (NAV) and the Fund’s Adviser Share Class shares returned +6.7% on NAV. The Fund lagged its benchmark, the Russell 1000 Index, which rose 10.0%.

High-yielding stocks2 performed poorly in the period, mainly due to a rebound in growth-style stocks. The underperformance of high-yielding stocks was a headwind for our investment process of seeking stocks that provide a yield greater than the relevant index, and that consistently increase their distributions. Our significant overweight allocation to these stocks relative to the Russell 1000 Index detracted from the Fund’s performance.

Our approach, since our founding, has been to focus on companies with good dividend yields coupled with the prospects for dividend growth over time. We focus on companies with strong balance sheets and a solid business model that should allow them to continue paying dividends even in the face of an economic slowdown. Our current exposure to banks and technology are consistent with this philosophy.

Many in the investment community still don’t consider mature tech to be a place to find good, historically stable, income-producing companies. We do, and our technology stocks have continued to generate good free cash flows to support their dividend growth. Further, most of our tech holdings have broad exposure across industrial, automotive, consumer, and telecommunications, providing end-market diversity that provide the potential to mitigate the turbulence inevitable in any given market.

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. For the most recent month-end performance, please call (845) 679-9166.

[2]

High-yielding stocks are defined as those companies within the Russell 1000 that are in dividend deciles seven through ten. Dividend deciles are calculated by separating the Russell 1000 Index holdings into ten equal groups (lowest yielding being decile one and highest yielding decile ten) based on each security’s yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

April 30, 2019 | Semi-Annual Report	2

Semiconductor manufacturer Broadcom (AVGO) was the Fund’s top contributor. Broadcom’s high yield, outsized sales and cash flow growth prospects, solid balance sheet and coverage ratios, low valuation, and commitment to its dividend led us to buy the stock in September 2018. The second largest contributor was KLA-Tencor (KLAC), a market-leading producer of process-control equipment for semi-conductor manufacturing. Demand for this equipment is robust as manufacturers gear up to produce an increasingly wide range of semiconductors, including those for artificial intelligence, the Internet of Things (IoT), cloud computing, and autonomous vehicles, as well as established markets such as personal computers and mobile phones.

However, multinational semiconductor and telecommunications equipment company, Qualcomm (QCOM), disappointed and weighed on Fund returns during the semi-annual period. An ongoing Federal Trade Commission case against Qualcomm contends that the company is violating fair, reasonable, and nondiscriminatory (“FRAND”) terms by not offering its patents to chip makers and by charging a percentage of the device price. We decided to exit QCOM in February 2019 due to these risks.

Outside the technology group, global life insurance and retirement products company Aegon (AEG) was the top detractor from Fund performance during the fiscal semi-annual period. Aegon’s US unit, Transamerica, generates over half of the company’s net income and was poised to benefit from the reduction in US corporate tax rates. However, we exited our position in April 2019 as low long-term interest rates are a headwind to the company’s business model.

We seek companies that not only have been paying high dividends or distributions but that also appear likely, in our view, to increase dividends in the future. During the reporting period, 62% of our stocks declared dividend increases, with individual increases averaging about +10.5% growth year-over-year, excluding special dividends, on an unweighted basis. We believe our approach of not increasing balance sheet and coverage risks in pursuit of higher yields—and instead accepting lower starting yields while looking for higher expected dividend growth as compensation—will be rewarded as more investors begin to see things our way.

Looking Ahead

After actively repositioning the portfolio away from low growth/high yield stocks in early 2018, we think the Fund is well-positioned for the current environment. We aren’t venturing too far out on the risk curve, and we continue to marginally favor high dividend growth over high dividend yield, because high-yielding stocks with financial strength have become more difficult to find.

Through our bottom-up approach, we find dividend growth opportunities in almost every sector. As it happens, in the current market, we believe mature tech and financials sectors offer potential rich veins of high dividend yield, growth of yield, and financial strength.

In technology, as we look out over the next decade, we see increased use of semiconductors in all aspects of life. Most of our technology holdings have cash that roughly matches their debt levels. These are mature companies that do not appear to have debt looming over them as a threat to their dividends.

3	Semi-Annual Report | April 30, 2019

For the largest US banks, last year’s significant dividend increases and stock buybacks were explicitly approved by the Fed following their annual Comprehensive Capital Analysis and Review (CCAR) and Dodd-Frank Act stress tests. The Fed’s analysis of balance sheets included a severe scenario with 10% unemployment and a 65% drop in equity markets, and this year’s test will be similar. Results of the Fed’s stress tests are due to be announced by June 30, 2019, and we expect the Fed to allow another round of dividend increases and buybacks.

At Miller/Howard, our approach is to accept that the future is uncertain. We believe that the key to dealing with uncertainty is to invest in companies that have the wherewithal to weather an occasional stormy sea, and seem likely to maintain their long-term ability to generate dividends. Given unsettled markets, we have redoubled our efforts to find strong balance sheets. But we also remain convinced that it is important to invest in industries that actually have long-term growth potential. We believe that those are the stocks that will grow over time, and whose underlying business is sufficiently stable to allow the investor to hold through difficult times that inevitably arise in the equity markets.

As always, we are bottom-up investors and are driven by where we find high dividend yield, potential dividend growth, and financial strength. We continue to believe that what matters most in the Fund’s portfolio is reliable income generation, and growth of that income over time, and are committed to focusing on that belief on behalf of our Shareholders.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller
Chairman of the Board

April 30, 2019 | Semi-Annual Report	4

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author’s views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Income-Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

Bps stands for basis points. 1 bps = 1/100 of a percentage point.

FAANG is an acronym for the market’s five most popular tech stocks, Facebook, Apple, Amazon, Netflix and Alphabet’s Google.

Russell 1000 Index® measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index® and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index® represents approximately 92% of market capitalization of the US market.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

5	Semi-Annual Report | April 30, 2019

NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The Standard & Poor’s 500 Index (“S&P 500 Index”) is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Dow Jones US Select Dividend Index aims to represent the US’s leading stocks by dividend yield. The selection of stocks is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million. These criteria help to ensure that the index represents the most widely traded of the market’s highest-yielding stocks.

One cannot invest directly in an index.

April 30, 2019 | Semi-Annual Report	6

Performance and Statistics

Miller/Howard Income-Equity Fund

April 30, 2019 (Unaudited)

Total Returns
April 30, 2019 (Unaudited)
	1 Year	5 Year	Since Inception	Inception Date
Class I	4.52%	n/a	7.93%	12/31/15
Adviser Class	4.20%	n/a	7.65%	12/31/15
Russell 1000 Total Return Index	13.33%	n/a	13.83%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. For the most recent month-end performance, please call (845) 679-9166. As of the current prospectus supplemented on March 29, 2019, the Fund’s total expense ratio (gross) is 1.32% and 1.68% for the Institutional and Adviser Shares, respectively. MHI Funds, LLC has contractually agreed, until at least February 28, 2020, to waive its fees or to cap the Fund’s expenses (net) to 0.78% and 1.03%, for the Class I and Adviser Shares, respectively.

The Russell 1000 Total Return Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

7	Semi-Annual Report | April 30, 2019

Dear Shareholders,

Thank you for investing in the Miller/Howard Drill Bit to Burner Tip Fund® (the “Fund”). Our goal is to provide our Shareholders with positive risk-adjusted total return while maintaining comprehensive exposure to the North American shale energy renaissance. We invest in stocks that we believe to be leaders in their respective niches across the energy value chain, that appear to us to possess underappreciated value-generating assets, and/or that face temporarily weak sentiment despite sturdy underlying fundamentals.

The Fund remains rooted in a belief that the North American shale energy revolution is, first and foremost, a technological revolution. As a result, the primary long-term beneficiaries of these developments will include not only traditional participants, such as those engaged in the production and transportation of oil and gas, but those facilitating the growth of the industry or providing products and services that could benefit from rising production and consumption of US-sourced oil and natural gas.

While the Fund’s investments include companies engaged in the natural gas, oil, natural gas liquids, and refined fuel products industries, there is a special emphasis on natural gas, the cleanest burning fossil fuel, which is abundant and inexpensive to produce in the United States. As a consequence of these qualities, demand for natural gas is generally expected to rise over coming decades.

Market Summary1

During the Fund’s fiscal semi-annual period—November 1, 2018 through April 30, 2019—the broad equity market rose. The S&P 500 Index gained +9.8%, but it was a bumpy ride. Markets sharply corrected in December but rebounded in the first quarter of 2019.

The Energy sector lagged the broad market, with the S&P Composite 1500 Energy Index posting returns of -1.4% during the fiscal semi-annual period. West Texas Intermediate (WTI) crude oil began the fiscal semi-annual period at $65.31/bbl and ended the period at $63.91/bbl, modestly down from six months prior. The sharp December correction brought the price down to $42.53 on December 24th, and it recovered during the first quarter market rebound. Henry Hub Natural Gas started the fiscal semi-annual period at $3.26/MMBtu and closed at $2.58/MMBtu on April 30, 2019—a decline of -21.0% over the six month period.

[1]	Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

April 30, 2019 | Semi-Annual Report	8

US oil and gas drilling activity fell in response to worsening market sentiment and commodity price volatility. During the fiscal semi-annual period, the US natural gas rig count decreased from 193 to 186, a fall of -3.6%. Over the same period, the US crude oil rig count also fell from 875 to 805, an -8.0% decrease.2

Portfolio Performance

For the fiscal semi-annual period, the Fund’s Class I shares net asset value (NAV) gained 4.7% and Adviser Share Class net asset value (NAV) gained 4.5%. Returns exceeded the S&P 1500 Energy Index, which fell -1.4%. The S&P 1500 Energy Index is dominated by the global supermajor peers – companies outside the Fund’s investment universe. The Fund’s exposure to Midstream contributed to relative outperformance. The Fund also outperformed its blended benchmark3 which rose 2.7% during the fiscal semi-annual period. From a tactical allocation perspective, the Fund’s relative returns versus the custom blended benchmark were driven by the Fund’s overweight to the Midstream bucket.

Within the Upstream bucket, long-time holding Anadarko Petroleum (APC) was the top contributor to the Fund by a wide margin, but Occidental Petroleum (OXY) and Callon Petroleum (CPE) detracted. In March, we increased our position in APC as its valuation spread was historically wide compared to its peers. In April, Chevron (not held) and Occidental Petroleum entered into a bidding war to purchase APC, providing a significant boost for APC; the stock was up over 55% from April 11, 2019 (the day prior to announcement) to April 30, 2019. Occidental Petroleum declined following its APC bid, but we continue to believe the macro backdrop is positive for the company as OXY has some of the best acreage in the Permian Basin. Callon Petroleum declined during the period of extreme crude oil price volatility in December. We increased our position following the sell-off as Callon possesses excellent acreage in the Permian Basin.

The Midstream bucket performed extremely well during the fiscal semi-annual period, and our overweight to the group drove much of the Fund’s absolute performance. Enbridge (ENB) was the top contributor in this category. In mid-2018, ENB announced that it would simplify its corporate structure, divest non-core businesses, and deleverage its balance sheet. The company has performed well since announcing strong earnings per share and a 10% dividend increase in the first quarter of 2019. Enbridge expects to increase its dividend significantly in 2020. Also within the Midstream bucket, Kinder Morgan (KMI) contributed as the company continues to implement its program of strong coverage, self-funded growth capital expenditure, and

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. For the most recent month-end performance, please call (845) 679-9166.

[2]	Source: Bloomberg

[3]	Blended Benchmark – see Important Disclosures and Risks

9	Semi-Annual Report | April 30, 2019

deleveraging. We trimmed Kinder Morgan on valuation during the period. With the federal government dead set on reducing the trade deficit, and a view that energy exports are a key tool to narrow the gap, we see potential for volume growth that should benefit the Midstream.

In the Downstream bucket, utility company OGE Energy (OGE) was the top contributor after a strong earnings report. OGE also benefited from the flight to safety that lifted the utilities sector during the market turbulence. Turning to the Enablers and Potential Beneficiaries bucket, specialty contractor Quanta Services (PWR) contributed. We bought the company early in 2018 due to its attractive valuation, strong backlog, and excellent capital stewardship. After outperforming in 2018, Quanta’s shares appeared fairly valued and the company had not diversified away from long haul pipeline contracting, which is expected to slow post 2020. We exited the position in February to make room for new ideas.

Tactical positioning did not change dramatically over the period. Relative to the blended benchmark’s four equally-weighted buckets, we further increased our overweight exposure to Upstream producers. We took advantage of oil price volatility induced sell-offs in December to increase our exposure to Upstream oil producers. Within the Downstream bucket, we reduced our exposure to utilities.

Looking Ahead

We believe oil prices will remain range bound, with several potential positive and negative catalysts pushing prices out of the recent range. While the Trump administration surprised the market by strengthening Iran sanctions, price impacts are blunted by Saudi commitments to increase production to offset lost Iranian barrels. In the months ahead, upside potential is mainly driven by geopolitical risks in Venezuela and Libya. Downside risks are mainly on the supply side, including whether OPEC plus Russia will maintain production cuts through the remainder of 2019. The global economy is the major factor on the demand side, with higher or lower growth carrying up or downside risks for prices.

We expect that natural gas prices will remain low. But we believe that rising demand for the cleanest-burning fossil fuel will continue to compel increased production in the shale gas basins that possess among the lowest production costs in the world. Several important pipelines are scheduled to come online in late 2019 and late 2020 and should substantially increase low-cost natural gas supplies from the Permian Basin.

The Fund is positioned for the expectation that the price and volume of domestic crude oil production and consumption will rise through 2019. The Fund continues to hold Midstream companies near the highest relative weight that we’ve have since inception, as we have high confidence in these companies’ prospects. We are also overweight Upstream producers, and we remain enthusiastic regarding the valuations and renewed capital discipline in the space, as well as opportunities for consolidation. Further, oil service Enablers are trading near historically low valuations.

April 30, 2019 | Semi-Annual Report	10

We note that energy equities have substantially lagged the increase in crude oil prices during the first four months of 2019, and fail to reflect improving underlying fundamentals. This is particularly true within the Upstream and oil field service Enabler. It is also the case in the Midstream, where volume-driven businesses predominate and companies have taken significant steps to de-risk balance sheets and operational commodity price exposure.

The Fund’s investments are focused on the North American shale revolution. These are companies that we believe may benefit from exposure to a supply source that will remain critical in providing our global energy needs for years to come.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller
Chairman of the Board

11	Semi-Annual Report | April 30, 2019

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author’s views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

An investment in the Miller/Howard Drill Bit to Burner Tip® Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: depositary receipts may be less liquid than the underlying shares in their primary trading market; dividend income risk since securities are not required to continue to pay dividends; non-U.S. markets can be adversely affected by changes in currency exchange rates and political and economic developments abroad; additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Risk of illiquid securities may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale; and mid-cap and small-cap companies risk; Master Limited Partnerships (MLPs) risk of limited control and voting rights on matters affecting the partnership; MLPs engaged in the exploration, development, management or production of energy commodities and natural resources face the risk that commodity reserves are depleted over time; and changes to current tax law could affect the treatment of distributions.

S&P Composite 1500 Energy Total Return Index (“S&P 1500 Energy Index”) comprises those companies included in the S&P Composite 1500 that are classified as member of the GICS energy sector. The S&P Composite 1500 combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the US market capitalization.

Blended Benchmark is a static custom benchmark comprised of four equal parts, representing the four categories of the North American Value Chain: Upstream, Midstream, Downstream, and Enablers. The Blended Benchmark was created and chosen for comparison as it is a representation of the manner in which the fund is managed, utilizing companies from each of the four categories. Note that the fund assets are not typically equal weighted amongst the four categories. The Blended Benchmark is made up of 25% ISE-Revere Natural Gas Index (Upstream), and 25% Alerian MLP Index (Midstream), 25% S&P 500 Utilities Index (Downstream), and 25% S&P 500 Index (Enablers).

ISE-Revere Natural Gas Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas.

Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships (MLPs).

S&P 500 Utilities Index is an unmanaged, market value-weighted total return index of all utility stocks in the S&P 500 Index.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

One cannot invest directly in an index.

April 30, 2019 | Semi-Annual Report	12

Performance and Statistics

Miller/Howard Drill Bit to Burner Tip® Fund

April 30, 2019 (Unaudited)

Total Returns
April 30, 2019 (Unaudited)
	1 Year	5 Year	Since Inception	Inception Date
Class I	-1.62%	n/a	5.69%	12/31/15
Adviser Class	-1.84%	n/a	5.39%	12/31/15
S&P Composite 1500 Energy Total Return Index	-8.74%	n/a	4.91%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. For the most recent month-end performance, please call (845) 679-9166. As of the current prospectus supplemented on March 29, 2019, the Fund’s total expense ratio (gross) is 4.15% and 4.38% for the Institutional and Adviser Shares, respectively. MHI Funds, LLC has contractually agreed, until at least February 28, 2020, to waive its fees or to cap the Fund’s expenses (net) to 0.95% and 1.20%, for the Class I and Adviser Shares, respectively.

The S&P Composite 1500 Energy Total Return Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

13	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Expense Example

April 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 30, 2019 | Semi-Annual Report	14

Miller/Howard Funds Trust

Expense Example (continued)

April 30, 2019 (Unaudited)

	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During Period[1] (11/01/18 to 04/30/2019)	Net Annualized Expense Ratio
Miller/Howard Income-Equity Fund
Class I Actual	$1,000.00	$1,068.20	$4.00	0.78%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91	0.78%
Adviser Share Class Actual	$1,000.00	$1,067.00	$5.28	1.03%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16	1.03%
Miller/Howard Drill Bit to Burner Tip® Fund
Class I Actual	$1,000.00	$1,046.50	$4.82	0.95%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Adviser Share Class Actual	$1,000.00	$1,045.10	$6.08	1.20%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

1

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days (the number of days in the most recent period)/365 days (to reflect the period), for Class I and Adviser Share Class.

15	Semi-Annual Report | April 30, 2019

Miller/Howard Income-Equity Fund

Allocation of Portfolio Investments

(Expressed as a Percentage of Long-Term Investments)

April 30, 2019

(Unaudited)

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	16

Miller/Howard Income-Equity Fund

Schedule of Investments

April 30, 2019

(Unaudited)

	Shares	Value
Common Stock — 87.8%
Bottled and Canned Soft Drinks and Carbonated Waters — 1.8%
Coca-Cola European Partners PLC (1)	27,788	$1,489,159
Cogeneration Services & Small Power Producers — 2.3%
AES Corp.	112,469	1,925,469
Communications Equipment, NEC — 1.8%
Nokia OYJ - ADR (1)	273,939	1,446,398
Computer & Office Equipment — 1.7%
HP, Inc.	68,134	1,359,273
Computer Peripheral Equipment — 3.4%
Cisco Systems, Inc.	49,353	2,761,300
Computer Programming Services — 2.1%
SABRE Corp.	84,154	1,747,037
Crude Petroleum — 2.3%
Occidental Petroleum Corp.	31,470	1,852,954
Electric Services — 3.0%
CenterPoint Energy, Inc.	78,544	2,434,864
Engines and Turbines — 3.0%
Cummins, Inc.	14,990	2,492,687
Household Appliances — 3.0%
Whirlpool Corp. (1)	17,593	2,442,260
Lumber and Other Building Materials Dealers — 2.1%
The Home Depot, Inc.	8,240	1,678,488
Management Consulting Services — 1.5%
ABB, Ltd. - ADR (1)	59,750	1,234,435
Miscellaneous Industrial & Commercial Machinery & Equipment — 3.1%
Eaton Corp. PLC (Ireland)	30,681	2,541,001
Motor Vehicle Parts and Accessories — 3.3%
Magna International, Inc.	48,652	2,706,997
National Commercial Banks — 11.2%
BB&T Corp.	48,301	2,473,011
Citigroup, Inc.	43,217	3,055,442
Huntington Bancshares, Inc.	155,861	2,169,585
Regions Financial Corp.	94,964	1,474,791
		9,172,829
Natural Gas Distribution — 2.0%
Enbridge, Inc.	44,093	1,628,796
Natural Gas Transmission — 2.1%
ONEOK, Inc.	24,896	1,691,185
Optical Instruments and Lenses — 2.0%
KLA-Tencor Corp.	13,061	1,665,016
Petroleum Refining — 3.3%
Total S.A. - ADR	48,038	2,674,276

17	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)

April 30, 2019

(Unaudited)

	Shares	Value
Pharmaceutical Preparations — 3.4%
Pfizer, Inc.	69,340	$2,815,897
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers — 2.7%
LyondellBasell Industries N.V. - Class A (Netherlands)	25,159	2,219,779
Semiconductors & Related Devices — 9.7%
Broadcom, Inc.	9,029	2,874,834
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	48,126	2,108,881
Texas Instruments, Inc.	25,071	2,954,116
		7,937,831
Savings Institutions, Federally Chartered — 0.7%
Umpqua Holdings Corp.	35,152	610,238
State Commercial Banks — 2.6%
Citizens Financial Group, Inc.	57,944	2,097,573
Surety Insurance — 1.8%
Old Republic International Corp.	65,482	1,464,178
Telephone Communications (No Radiotelephone) — 5.1%
BCE, Inc. (Canada)	29,454	1,317,772
Verizon Communications, Inc.	50,142	2,867,621
		4,185,393
Title Insurance — 3.4%
Fidelity National Financial, Inc. (1)	69,201	2,764,580
Variety Stores — 3.7%
Target Corp.	39,009	3,020,077
Total Common Stock (Cost $66,728,380)		72,059,970

Master Limited Partnership — 3.2%
Natural Gas Transmission — 3.2%
Enterprise Products Partners L.P.	91,079	2,607,592
Total Master Limited Partnership (Cost $1,952,234)		2,607,592

Real Estate Investment Trusts (REITs) — 5.4%
Crown Castle International Corp.	17,620	2,216,244
Lamar Advertising Co. - Class A (1)	27,175	2,246,557
Total Real Estate Investment Trusts (REITs) (Cost $3,535,884)		4,462,801

Short-Term Investments: 1.9%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 2.31%(2)	1,535,318	1,535,318
Total Short-Term Investments (Cost $1,535,318)		1,535,318

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	18

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)

April 30, 2019

(Unaudited)

	Shares	Value
Investments Purchased with Proceeds from Securities Lending: 9.4%
Mount Vernon Liquid Assets Portfolio, LLC, 2.61% (1)	7,732,836	$7,732,836
Total Investments Purchased with Proceeds from Securities Lending (Cost $7,732,836)		7,732,836

Total Investments — 107.7% (cost $81,484,652)		88,398,517
Liabilities in excess of other assets — (7.7)%		(6,353,138)
Total Net Assets Applicable to Common Stockholders — 100.0%		$82,045,379

Note: Percentages indicated are based on the net assets of the Fund.

ADR American Depositary Receipt.

(1)	All or a portion of this security is on loan.

(2)	Rate indicated is the current yield as of April 30, 2019.

19	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Allocation of Portfolio Investments

(Expressed as a Percentage of Long-Term Investments)

April 30, 2019

(Unaudited)

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	20

Drill Bit to Burner Tip® Fund Schedule of Investments

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments

April 30, 2019

(Unaudited)

	Shares	Value
Common Stock — 78.4%
Agricultural Chemicals — 2.5%
CF Industries Holdings, Inc.	3,659	$163,850
Crude Petroleum — 23.7%
Callon Petroleum Co. (1)	35,979	270,202
Continental Resources, Inc. (1)	6,496	298,751
Diamondback Energy, Inc.	2,386	253,847
Murphy Oil Corp.	6,547	178,340
Occidental Petroleum Corp.	5,356	315,361
Pioneer Natural Resources Co.	1,485	247,193
		1,563,694
Electric Services — 2.6%
OGE Energy Corp.	4,030	170,630
Gas & Other Services Combined — 2.2%
Sempra Energy	1,114	142,536
Industrial Machinery & Equipment — 3.1%
MRC Global, Inc. (1)	11,666	202,172
Natural Gas — 11.7%
Anadarko Petroleum Corp.	5,888	428,941
EOG Resources, Inc.	1,337	128,419
PDC Energy, Inc. (1)	4,958	215,624
		772,984
Natural Gas Distribution — 10.1%
Cheniere Energy, Inc. (1)	3,252	209,266
Enbridge, Inc.	6,082	224,669
ONE Gas, Inc.	2,545	225,284
		659,219
Natural Gas Transmission — 5.0%
Kinder Morgan, Inc.	8,111	161,165
ONEOK, Inc.	2,457	166,904
		328,069
Oil & Gas Field Machinery & Equipment — 1.9%
Baker Hughes, a GE Company - Class A	5,091	122,286
Oil & Gas Field Services — 8.6%
Halliburton Co.	3,361	95,217
Schlumberger, Ltd. N.V. (Curacao)	4,886	208,535
Targa Resources Corp.	6,489	260,533
		564,285
Petroleum Refining — 2.7%
Marathon Petroleum Corp.	2,863	174,271
Pipelines — 1.9%
Pembina Pipeline Corp.	3,490	124,802
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers — 2.5%
LyondellBasell Industries N.V. - Class A (Netherlands)	1,817	160,314
Total Common Stock (Cost $4,952,736)		5,149,112

21	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments (continued)

April 30, 2019

(Unaudited)

	Shares	Value
Master Limited Partnership — 18.3%
Crude Petroleum Pipelines — 2.9%
Tallgrass Energy LP	7,821	$188,799
Liquefied Petroleum Gas Dealers — 2.1%
Suburban Propane Partners, L.P.	5,992	139,793
Natural Gas Transmission — 11.2%
Energy Transfer Equity LP	17,764	268,592
Enterprise Products Partners L.P.	8,856	253,547
Shell Midstream Partners LP	10,499	211,135
		733,274
Pipelines (No Natrual Gas) — 2.1%
Magellan Midstream Partners, L.P.	2,201	136,484
Total Master Limited Partnership (Cost $1,170,358)		1,198,350

Short-Term Investments: 3.2%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 2.31% (2)	207,205	207,205
Total Short-Term Investments (Cost $207,205)		207,205

Total Investments — 99.9% (cost $6,330,299)		6,554,667
Other Assets and Liabilities — 0.1%		3,296
Total Net Assets Applicable to Common Stockholders — 100.0%		$6,557,963

Note: Percentages indicated are based on the net assets of the Fund.

(1)	Non-income producing security.

(2)	Rate indicated is the current yield as of April 30, 2019.

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	22

Miller/Howard Funds Trust

Statements of Assets and Liabilities

April 30, 2019

(Unaudited)

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Assets:
Investments in securities, at value	$88,398,517	$6,554,667
Receivable from Adviser	—	13,634
Receivable for fund shares sold	100,800	—
Receivable for investments sold	1,374,202	—
Dividends and interest receivable	162,014	19,425
Other assets	40,516	27,165
Total Assets	90,076,049	6,614,891

Liabilities:
Payable for collateral on securities loaned	7,732,836	—
Payable for Fund shares redeemed	85,954	—
Payable to Adviser	1,630	—
Payable to Custodian	2,402	549
Accrued administration expense	22,901	13,712
Other liabilities	184,947	42,667
Total Liabilities	8,030,670	56,928
Net Assets	$82,045,379	$6,557,963

Net Assets consist of:
Paid-in capital	$73,179,214	$6,290,588
Total distributable earnings	8,866,165	267,375
Net Assets	$82,045,379	$6,557,963

Class I
Net assets applicable to outstanding shares	$81,455,850	$5,930,660
Shares of beneficial interest outstanding, no par value, unlimited authorization	7,228,621	527,359
Net asset value per share outstanding	$11.27	$11.25

Adviser Share Class
Net assets applicable to outstanding shares	$589,529	$627,303
Shares of beneficial interest outstanding, no par value, unlimited authorization	52,369	55,664
Net asset value per share outstanding	$11.26	$11.27

Investment in securities, at cost	$81,484,652	$6,330,299

23	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Operations

Six Months Ended April 30, 2019

(Unaudited)

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Investment Income:
Dividend income (net of $22,466 and $3,433 foreign withholding tax, respectively)	$1,376,301	$63,193
Interest income	20,882	1,327
Securities lending income	8,099	—
Total Investment Income	1,405,282	64,520

Expenses:
Advisory fees	290,179	24,985
Professional fees	135,641	27,182
Administration fees	65,646	42,895
Transfer agent fees and expenses	31,921	20,332
Trustees’ fees and expenses	29,175	1,859
Shareholder reporting expenses	11,257	1,984
Custodian fees and expenses	7,439	2,976
Registration expenses	17,683	16,469
Distribution fees - Adviser Share Class	572	891
Miscellaneous	23,880	1,352
Total Expenses	613,393	140,925
Management fee waivers and/or expense reimbursements by Adviser	(258,838)	(110,364)
Net expenses	354,555	30,561
Net Investment Income	1,050,727	33,959

Net Realized and Unrealized Gain:
Net realized gain on investments	2,179,378	44,276
Net change in unrealized appreciation on investments	1,859,992	165,250
Net realized and unrealized gain on investments	4,039,370	209,526
Net Increase in Net Assets resulting from Operations	$5,090,097	$243,485

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	24

Miller/Howard Funds Trust

Statements of Changes in Net Assets

	Miller/Howard Income-Equity Fund		Miller/Howard Drill Bit to Burner Tip® Fund
	Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
From Operations:
Net investment income	$1,050,727	$2,785,011	$33,959	$20,734
Net realized gain (loss)	2,179,378	2,768,170	44,276	(17,260)
Net change in unrealized appreciation (depreciation)	1,859,992	(5,482,545)	165,250	(142,126)
Net increase (decrease) in net assets resulting from operations	5,090,097	70,636	243,485	(138,652)
Dividends and Distributions to Shareholders from:
Net dividends and distributions - Class I	(3,341,188)	(4,727,751)	(31,213)	(42,602)
Net dividends and distributions - Adviser Share Class	(14,504)	(9,791)	(2,766)	—
Total dividends and distributions to shareholders	(3,355,692)	(4,737,542)	(33,979)	(42,602)
Capital share transactions (Note 8)
Proceeds from sale of shares	19,267,885	25,887,343	741,135	527,257
Dividends and distributions reinvested	3,283,546	4,733,649	32,958	42,602
Cost of shares redeemed	(46,087,648)	(28,317,911)	(1,076,817)	(678,729)
Net increase (decrease) in net assets resulting from capital share transactions	(23,536,217)	2,303,081	(302,724)	(108,870)

Net increase (decrease) in net assets	(21,801,812)	(2,363,825)	(93,218)	(290,124)
Net Assets:
Beginning of period/year	103,847,191	106,211,016	6,651,181	6,941,305
End of period/year	$82,045,379	$103,847,191	$6,557,963	$6,651,181

25	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income-Equity Fund
	Class I
	Six Months Ended April 30, 2019 (Unaudited)		For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015 (1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period/year	$10.94		$11.44	$10.35	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.13		0.29	0.26	0.14
Net realized and unrealized gains (losses)	0.59		(0.30)	1.29	0.35
Total from investment operations	0.72		(0.01)	1.55	0.49
Dividends and distributions
Net investment income	(0.17)		(0.36)	(0.34)	(0.14)
Net realized gain	(0.22)		(0.13)	(0.12)	—
Total dividends and distributions	(0.39)		(0.49)	(0.46)	(0.14)
Net asset value, end of period/year	$11.27		$10.94	$11.44	$10.35
Total investment return(4)	6.82	%(6)	(0.11)%	15.22%	4.87	%(6)

Supplemental Data and Ratios
Net assets, end of period/year (000’s)	$81,456		$103,552	$105,935	$65,892
Ratio of expenses to average net assets, before waiver	1.37	%(5)	1.32%	1.40%	2.08	%(5)
Ratio of expenses to average net assets, after waiver	0.78	%(5)	0.84%	0.99%	1.00	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	1.78	%(5)	2.00%	2.07%	0.59	%(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.36	%(5)	2.48%	2.48%	1.67	%(5)
Portfolio turnover rate(7)	24	%(6)	76%	30%	38	%(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire period/year.

(3)	Per share data based on average shares outstanding during the period/year.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	26

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income-Equity Fund
	Adviser Share Class
	Six Months Ended April 30, 2019 (Unaudited)		For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015 (1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period/year	$10.93		$11.44	$10.33	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.10		0.26	0.24	0.11
Net realized and unrealized gains (losses)	0.57		(0.30)	1.29	0.35
Total from investment operations	0.67		(0.04)	1.53	0.46
Dividends and distributions
Net investment income	(0.12)		(0.34)	(0.30)	(0.13)
Net realized gain	(0.22)		(0.13)	(0.12)	—
Total dividends and distributions	(0.34)		(0.47)	(0.42)	(0.13)
Net asset value, end of period/year	$11.26		$10.93	$11.44	$10.33
Total investment return(4)	6.70	%(6)	(0.42)%	15.12%	4.53	%(6)

Supplemental Data and Ratios
Net assets, end of period/year (000’s)	$589		$295	$276	$224
Ratio of expenses to average net assets, before waiver	1.64	%(5)	1.68%	1.66%	28.42	%(5)
Ratio of expenses to average net assets, after waiver	1.03	%(5)	1.10%	1.24%	1.25	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	1.31	%(5)	1.63%	1.92%	(25.88	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	1.91	%(5)	2.21%	2.34%	1.29	%(5)
Portfolio turnover rate(7)	24	%(6)	76%	30%	38	%(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire period/year.

(3)	Per share data based on average shares outstanding during the period/year.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

27	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Drill Bit to Burner Tip® Fund
	Class I
	Six Months Ended April 30, 2019 (Unaudited)		For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015 (1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period/year	$10.82		$11.14	$11.57	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.06		0.04	0.11	0.04
Net realized and unrealized gains (losses)	0.43		(0.28)	0.10	1.53
Total from investment operations	0.49		(0.24)	0.21	1.57
Dividends and distributions
Net investment income	(0.04)		(0.08)	(0.03)	—
Net realized gain	(0.02)		—	(0.61)	—
Total dividends and distributions	(0.06)		(0.08)	(0.64)	—
Net asset value, end of period/year	$11.25		$10.82	$11.14	$11.57
Total investment return(4)	4.65	%(6)	(2.20)%	1.53%	15.70	%(6)

Supplemental Data and Ratios
Net assets, end of period/year (000’s)	$5,931		$5,737	$5,986	$5,187
Ratio of expenses to average net assets, before waiver	4.48	%(5)	4.15%	4.49%	11.17	%(5)
Ratio of expenses to average net assets, after waiver	0.95	%(5)	1.06%	1.30%	1.30	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	(2.41	)%(5)	(2.76)%	(2.27)%	(9.45	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	1.11	%(5)	0.32%	0.92%	0.42	%(5)
Portfolio turnover rate(7)	53	%(6)	131%	92%	56	%(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire period/year.

(3)	Per share data based on average shares outstanding during the period/year.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	28

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Drill Bit to Burner Tip® Fund
	Adviser Share Class
	Six Months Ended April 30, 2019 (Unaudited)		For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015 (1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period/year	$10.83		$11.11	$11.53	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.04		0.01	0.13	0.02
Net realized and unrealized gains (losses)	0.44		(0.29)	0.06	1.51
Total from investment operations	0.48		(0.28)	0.19	1.53
Dividends and distributions
Net investment income	(0.02)		—	—	—
Net realized gain	(0.02)		—	(0.61)	—
Total dividends and distributions	(0.04)		—	(0.61)	—
Net asset value, end of period/year	$11.27		$10.83	$11.11	$11.53
Total investment return(4)	4.51	%(6)	(2.52)%	1.39%	15.30	%(6)

Supplemental Data and Ratios
Net assets, end of period/year (000’s)	$627		$915	$956	$114
Ratio of expenses to average net assets, before waiver	4.74	%(5)	4.38%	4.57%	13.13	%(5)
Ratio of expenses to average net assets, after waiver	1.20	%(5)	1.31%	1.55%	1.55	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	(2.71	)%(5)	(2.99)%	(1.82)%	(11.36	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	0.84	%(5)	0.08%	1.20%	0.22	%(5)
Portfolio turnover rate(7)	53	%(6)	131%	92%	56	%(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire period/year.

(3)	Per share data based on average shares outstanding during the period/year.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

29	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Notes to Financial Statements

April 30, 2019

(Unaudited)

1. Organization

Miller/Howard Funds Trust (“Trust”) was formed as a Delaware statutory trust on November 23, 2015, and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. The Trust consists of two series, the Miller/Howard Income-Equity Fund (“Income-Equity Fund”) and the Miller/Howard Drill Bit to Burner Tip® Fund (“Drill Bit to Burner Tip® Fund”). Each series of the Trust is a separate investment portfolio and may be referred to herein individually as a “Fund,” or together as the “Funds.” The Funds are managed by MHI Funds, LLC (“MHI LLC” or the “Adviser”). The Income-Equity Fund and the Drill Bit to Burner Tip® Fund commenced operations on December 31, 2015.

The primary investment objective of the Income-Equity Fund is to seek current income, and, secondarily, long-term total return. The Income-Equity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Income-Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities.

The investment objective of the Drill Bit to Burner Tip® Fund is capital appreciation with income as a secondary objective. Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that seek to participate in all phases of the North American energy value chain.

The Income-Equity Fund and the Drill Bit to Burner Tip® Fund each offer two classes of shares: Class I and Adviser Share Class. None of the classes have a front-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

April 30, 2019 | Semi-Annual Report	30

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (“Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the current bid and asked price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mean between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options). Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer’s financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market

31	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of April 30, 2019, the Funds’ assets carried at value were classified as follows:

Income-Equity Fund

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$72,059,970	$72,059,970	$—	$—
Master Limited Partnerships	2,607,592	2,607,592	—	—
Real Estate Investment Trusts	4,462,801	4,462,801	—	—
Short-Term Investment(b)	1,535,318	1,535,318	—	—
Investments Purchased as Securities Lending Collateral(c)	7,732,836	—	—	—
Total Investments in Securities	$88,398,517	$80,665,681	$—	$—

April 30, 2019 | Semi-Annual Report	32

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

Drill Bit to Burner Tip® Fund

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$5,149,112	$5,149,112	$—	$—
Master Limited Partnerships	1,198,350	1,198,350	—	—
Short-Term Investment(b)	207,205	207,205	—	—
Total Investments in Securities	$6,554,667	$6,554,667	$—	$—

(a)	All industry classifications are identified in the Schedule of Investments.

(b)	Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2019.

(c)

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The Funds did not hold any Level 2 or Level 3 securities during the six months ended April 30, 2019.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds may hold the securities of real estate investments trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The Funds may also hold the securities of master limited partnerships (“MLPs”). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Funds record the character of distributions received from REITs and MLPs during the period based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and realized and unrealized gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class to the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

33	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

F. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

G. Dividends and Distributions to Shareholders

The Income-Equity Fund intends to make regular cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to shareholders. Each Fund intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Funds will pay common shareholders annually, at least 90% of their investment company taxable income. Various factors will affect the level of each Fund’s investment company taxable income, such as its asset mix. As a result, the distributions paid by the Income-Equity Fund for any particular period may be more or less than the amount of income actually earned by the Fund during that period. The tax composition of the Funds’ distributions for each calendar year will be determined subsequent to October 31.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of dividends; however, net investment income, net realized gains and losses, and net assets are not affected.

H. Federal Income Taxation

The Income-Equity Fund and Drill Bit to Burner Tip® Fund have elected to be treated as, and to qualify each year for, special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its net capital gain. Each Fund intends to distribute at least annually, substantially all of such income and gain. If a Fund retains any investment

April 30, 2019 | Semi-Annual Report	34

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

I. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.

J. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

3. Agreements and Related Party Transactions

The Trust has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, each Fund pays the Adviser a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Income-Equity Fund	0.65%
Drill Bit to Burner Tip® Fund	0.80%

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of each Fund (the “Expense Limitation Agreement”). The expense limitations exclude interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business. Pursuant to an amended Expense Limitation Agreement dated February 28, 2018, the Adviser contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses in the case of the Income-Equity Fund to 0.78% for Class I and 1.03% for the Adviser Share Class and in the case of the Drill Bit to Burner Tip® Fund to 0.95% for Class I and 1.20% for the Adviser Share Class. Prior to February 28, 2018, the Income-Equity Fund limited annual fund operating expenses to 0.95% for Class I and 1.20% for the Adviser Share Class, and the Drill Bit to Burner Tip® Fund limited annual fund operating expenses to 1.30% for Class I and 1.55% for the Adviser Share Class. The amended Expense Limitation Agreement will continue in effect until February 28, 2020, and may be terminated or modified prior to February 28, 2020 only with the approval of the Board.

35	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

The Adviser shall be entitled to reimbursement by each Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Period Incurred	Management Fees Waived and Expenses Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date(a)
Income-Equity Fund
For the year ended October 31, 2017	$358,334	$—	$358,334	October 31, 2020
For the year ended October 31, 2018	$548,596	$—	$548,596	October 31, 2021
Period from November 1, 2018 to April 30, 2019	$258,838	$—	$258,838	April 30, 2022

Drill Bit to Burner Tip® Fund
For the year ended October 31, 2017	$199,024	$—	$199,024	October 31, 2020
For the year ended October 31, 2018	$222,287	$—	$222,287	October 31, 2021
Period from November 1, 2018 to April 30, 2019	$110,364	$—	$110,364	April 30, 2022

(a)	Represents the latest date upon which eligibility for recoupment of management fee waivers/expense reimbursements will expire.

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Adviser Share Class of each Fund. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of the Adviser Share Class shares are paid to the Distributor or others for distribution and shareholder services. For the six months ended April 30, 2019 the Income-Equity Fund and Drill Bit to Burner Tip® Fund incurred $572 and $891, respectively, in distribution fees.

U.S. Bank Global Fund Services serves as the Funds’ administrator and Fund accountant, and transfer agent.

U.S. Bank, N.A. serves as the Funds’ custodian.

One of the Trust’s Trustees is an employee of the Adviser.

April 30, 2019 | Semi-Annual Report	36

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

4. Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2018, was as follows:

Income-Equity Fund

Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$3,469,202	$1,268,340	$4,737,542

*	Amount includes net investment income and short term capital gains of $211,795.

Drill Bit to Burner Tip® Fund

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$42,602	$—	$42,602

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital. Accordingly, on October 31, 2018, for the Income-Equity Fund, distributable earnings were decreased by $24,201 and paid in capital was increased by $24,201. In the Drill Bit to Burner Tip® Fund, distributable earnings were increased by $138 and paid in capital was decreased by $138. These reclassifications have no effect on the net assets of the Funds.

37	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

The following information is provided on a tax basis as of October 31, 2018:

	Income-Equity Fund	Drill Bit to Burner Tip® Fund
Cost of investments	$114,250,907	$6,564,956

Gross unrealized appreciation	$10,236,748	$279,842
Gross unrealized depreciation	(5,115,932)	(245,230)
Net unrealized appreciation (depreciation)	5,120,816	34,612

Undistributed ordinary income	—	13,306
Undistributed long term gains	2,010,944	9,951
Distributable earnings	2,010,944	23,257
Total accumulated gain/(loss)	$7,131,760	$57,869

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of each Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is each Fund’s policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

5. Investment Transactions

The cost of security purchases and the proceeds from security sales (excluding short-term securities) for the six months ended April 30, 2019, were as follows:

	Purchases	Sales
Income-Equity Fund	$20,855,601	$47,956,475
Drill Bit to Burner Tip® Fund	3,258,430	3,627,203

6. Credit Facility

At April 30, 2019, the Income-Equity Fund had a line of credit which matures on April 28, 2020 with a maximum borrowing equal to the lesser of $12,000,000 or 33.33%, respectively, of the fair value of unencumbered assets of the Fund. This secured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund’s securities serve as collateral for the lines of credit. The credit facility is with the Fund’s custodian, US Bank. Interest will be accrued at the prime rate (5.50% as of April 30, 2019). For the six months ended April 30, 2019, the Income-Equity Fund had average

April 30, 2019 | Semi-Annual Report	38

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

borrowings of $7,551,600 during a five day period in January 2019 at a weighted average interest rate of 5.50%. This was the only borrowing on the line of credit during the six months ended April 30, 2019. The interest expense totaled $5,769 and is included within Miscellaneous expenses on the Statements of Operations.

7. Securities Lending

The Income-Equity Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian” or “lending agent”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Income-Equity Fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Income-Equity Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Income-Equity Fund. The Income-Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Income-Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Income-Equity Fund is indemnified from these risks by contract with the Custodian.

As of April 30, 2019 the value of securities on loan and payable for collateral due to broker were $7,582,080 and $7,732,836, respectively, for the Income-Equity Fund.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Portfolio”) as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission (“SEC”) and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian’s security lending program.

39	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

8. Capital Share Transactions

Income-Equity Fund

	Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class I:
Shares sold	1,761,456	$18,956,044	2,184,845	$25,653,318
Shares issued in reinvestment of dividends	316,276	3,269,041	407,214	4,723,857
Shares redeemed	(4,310,785)	(46,022,279)	(2,388,329)	(28,096,824)
Net increase (decrease)	(2,233,053)	(23,797,194)	203,730	2,280,351
Beginning of period/year	9,461,674	96,416,838	9,257,944	94,136,487
End of period/year	7,228,621	$71,619,644	9,461,674	$96,416,838
Adviser Share Class:
Shares sold	29,916	$311,840	20,933	$234,025
Shares issued in reinvestment of dividends	1,397	14,505	846	9,792
Shares redeemed	(5,929)	(65,369)	(18,942)	(221,087)
Net increase (decrease)	25,384	260,976	2,837	22,730
Beginning of period/year	26,985	274,550	24,148	251,820
End of period/year	52,369	$535,526	26,985	$274,550

Drill Bit to Burner Tip® Fund

	Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class I:
Shares sold	67,053	$688,639	18,751	$220,935
Shares issued in reinvestment of dividends	3,165	30,190	3,701	42,602
Shares redeemed	(73,213)	(726,372)	(29,276)	(341,930)
Net increase (decrease)	(2,995)	(7,543)	(6,824)	(78,393)
Beginning of period/year	530,354	5,647,774	537,178	5,726,167
End of period/year	527,359	$5,640,231	530,354	$5,647,774
Adviser Share Class:
Shares sold	4,917	$52,497	27,142	$306,322
Shares issued in reinvestment of dividends	289	2,767	—	—
Shares redeemed	(33,999)	(350,445)	(28,746)	(336,799)
Net increase (decrease)	(28,793)	(295,181)	(1,604)	(30,477)
Beginning of period/year	84,457	945,778	86,061	976,255
End of period/year	55,664	$650,597	84,457	$945,778

April 30, 2019 | Semi-Annual Report	40

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

9. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of April 30, 2019 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

41	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Additional Information

April 30, 2019

(Unaudited)

Trustees and Officer Compensation

The Funds do not compensate any of its Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. For the period from November 1, 2018 through April 30, 2019, the aggregate compensation paid by the Funds to the independent Trustees was $31,500. The Funds did not pay any special compensation to any of their Trustees or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated the voting of proxies for Funds’ securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders.

A description of the policies and procedures the Funds used to determine how to vote proxies relating to portfolio securities owned by the Funds and information regarding how the Funds voted the proxies related to the portfolio of securities during the twelve months ended June 30 are available without charge by visiting the Funds’ web site at www.mhifunds.com. You can access this information on the SEC’s web site at www.sec.gov.

Form N-Q

The Trust will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Trust’s Form N-Q will be available without charge upon request by calling the Trust at 1-844-MHFUNDS or by visiting the SEC’s web site at www.sec.gov.

Prospectus and Statement of Additional Information (“SAI”)

The Statement of Additional Information (“SAI”) includes additional information about the Funds and is available upon request without charge by calling the Funds at 1-844-MHFUNDS or by visiting the SEC’s web site at www.sec.gov.

Privacy Policy

In order to conduct its business, Income-Equity Fund and Drill Bit to Burner Tip® Fund, through their transfer agent, US Bancorp Fund Services, LLC, collect and maintain certain nonpublic personal information about their shareholders of record with respect to transactions in shares

April 30, 2019 | Semi-Annual Report	42

Miller/Howard Funds Trust

Additional Information (continued)

April 30, 2019

(Unaudited)

of the Funds’ securities. This information includes the shareholder’s name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in “street name” by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds’ shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to the Funds’ shareholders. The Funds also maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

43	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Privacy Policy

(Unaudited)

Privacy Policy

In order to conduct its business, Income-Equity Fund and Drill Bit to Burner Tip® Fund, through their transfer agent, US Bank Global Fund Services, collect and maintain certain nonpublic personal information about their shareholders of record with respect to transactions in shares of the Funds’ securities. This information includes the shareholder’s name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in “street name” by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds’ shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to the Funds’ shareholders. The Funds also maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

April 30, 2019 | Semi-Annual Report	44

(This page intentionally left blank)

45	Semi-Annual Report | April 30, 2019

(This page intentionally left blank)

April 30, 2019 | Semi-Annual Report	46

(This page intentionally left blank)

47	Semi-Annual Report | April 30, 2019

Miller/Howard Funds Trust

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Catherine Johnston,
Secretary

Charles Atkins,
Chief Compliance Officer

Brian Helhoski,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

MHI Funds, LLC

P.O. Box 549

Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, N.Y. 10022

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53202

Transfer Agent

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Fund Administrator

U.S. Bank Global Fund Services

777 E. Wisconsin Avenue

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 E. Wells Street

Suite 1400

Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Miller/Howard
FUNDS TRUST
PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard Funds Trust

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	7/2/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title))	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	7/2/19

By (Signature and Title)	/s/ Brian Helhoski
Brian Helhoski, Chief Financial Officer

Date	7/2/19